OPPENHEIMER DEVELOPING MARKETS FUND
                          Supplement dated August 23, 2000 to the
                             Prospectus dated December 20, 1999

The Prospectus is changed as follows:

1. The section of the Prospectus entitled "Which Class of Shares Should You Choose?" is revised by adding the following to the paragraph captioned "How Does It Affect Payments to my Broker?" on page 16:

         The Distributor will use its own resources to pay participating dealers of record an extra commission of 0.50% on the total value of qualifying sales of (i) Class A shares of the Fund that are subject to an initial sales charge, (ii) Class A shares of the Fund that are sold at net asset value if purchased using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid; the Distributor may require evidence of qualification for this sales charge waiver; or (iii) Class B shares of the Fund. Such sales must occur between September 18, 2000 and December 31, 2000 to qualify for extra commissions.


August 23, 2000                                            PS0785.004